Exhibit 10.2

ACKNOWLEDGMENT, CONSENT AND AFFIRMATION OF GUARANTORS

The undersigned Guarantors hereby (i) acknowledge and consent to the terms and conditions of the Omnibus Amendment to Promissory Notes (the “Agreement”) to which this Acknowledgment, Consent and Affirmation is attached, (ii) affirm their obligations under their respective guaranty, pledge, and/or indemnity in favor of the Lender and/or under any agreement under which any of the Guarantors has granted to the Lender a lien or security interest in any of its real or personal property, (iii) acknowledge and consent to the Agreement and agree to be bound by and hereby join in the general release in favor of Lender set forth in Paragraph 6 of the Agreement, which is hereby incorporated by this reference as though fully set forth herein, and agree that each of the Guarantors shall be Releasing Parties thereunder, and (iv) confirm that such guaranty and other agreements, including but not limited to any jury trial waivers and judicial reference provisions contained in the Loan Documents, remain in full force and effect, without defense, offset, or counterclaim notwithstanding the terms and conditions of the Agreement.  Capitalized terms used herein shall have the meanings specified in the Agreement.

Although each of the undersigned has been informed of the terms of the Agreement, each understands and agrees that the Lender has no duty to so notify the undersigned or any other guarantor/pledgor/indemnitor or to seek this or any future acknowledgment, consent or affirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of August 24, 2020

GUARANTORS:

1st DETECT CORPORATION
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer
ASTROTECH TECHNOLOGIES, INC.
By: /s/ Eric Stober Name: Eric Stober Title: Chief Financial Officer